Exhibit 99.3

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands) (2010, 2011, 2012 corrected)

	Year ended December 31
	2013	2012	2011	2010
Operating activities
Net income from continuing operations	$121,046	$120,709	$76,102	$37,323
Adjustments to reconcile net income from continuing operations to net cash used in operating activities:
Provision for credit losses	19,000	11,500	28,500	53,500
Deferred tax benefit/(expense)	(11,599)	(3,131)	(6,682)	(5,613)
Depreciation and amortization	5,382	4,782	5,364	6,821
Amortization and accretion on securities	22	38	78	139
Bank owned life insurance (BOLI) income	(1,917)	(2,168)	(2,095)	(1,889)
Stock-based compensation expense	20,953	12,018	7,340	6,770
Tax benefit from stock option exercises	1,200	7,769	3,139	621
Excess tax benefits from stock-based compensation arrangements	(3,427)	(22,197)	(8,970)	(1,774)
(Gain) loss on sale of assets	(931)	(917)	(80)	93
Changes in operating assets and liabilities:
Accrued interest receivable and other assets	37,100	(56,679)	(59,508)	(24,287)
Accrued interest payable and other liabilities	2,308	3,066	32,694	25,207

Net cash used in operating activities of continuing operations	189,137	74,790	75,882	96,911
Net cash provided by/(used in) operating activities of discontinued operations	13	54	(29)	(128)

Net cash used in operating activities	189,150	74,844	75,853	96,783
Investing activities
Purchases of available-for-sale securities	(2)	(13)	(10,000)	—
Maturities and calls of available-for-sale securities	15,890	14,260	8,240	4,425
Principal payments received on available-for-sale securities	18,542	27,000	42,421	74,895
Originations of mortgage finance loans	(51,087,328)	(51,110,692)	(27,234,509)	(22,859,900)
Proceeds from pay-offs of mortgage finance loans	51,478,335	50,015,503	26,348,634	22,359,195
Net increase in loans held for investment, excluding mortgage finance loans	(1,706,505)	(1,220,626)	(890,753)	(303,618)
Purchase of premises and equipment, net	(4,029)	(3,538)	(3,286)	(3,832)
Proceeds from sale of foreclosed assets	11,667	14,921	23,329	5,980
Cash paid for acquisition	(2,445)	—	(11,482)	(10,152)

Net cash used in investing activities of continuing operations	(1,275,875)	(2,263,185)	(1,727,406)	(733,007)
Financing activities
Net increase in deposits	1,816,575	1,884,547	100,856	1,334,676
Proceeds from issuance of stock related to stock-based awards and warrants	(2,210)	355	2,190	866
Proceeds from issuance of common stock	—	86,987	—	12,477
Proceeds from issuance of preferred stock	144,987	—	—	—
Preferred dividends paid	(6,960)	—	—	—
Net increase (decrease) in other borrowings	(797,002)	318,115	1,341,761	(362,404)
Excess tax benefits from stock-based compensation arrangements	3,427	22,197	8,970	1,774
Net increase (decrease) in federal funds purchased	(124,529)	(139,070)	128,468	(296,738)
Issuance of subordinated notes	—	111,000	—	—

Net cash provided by financing activities of continuing operations	1,034,288	2,284,131	1,582,245	690,651

Net increase (decrease) in cash and cash equivalents	(52,437)	95,790	(69,308)	54,427
Cash and cash equivalents at beginning of period	206,348	110,558	179,866	125,439

Cash and cash equivalents at end of period	$153,911	$206,348	$110,558	$179,866

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$24,962	$21,527	$20,643	$38,025
Cash paid during the period for income taxes	77,635	69,095	32,127	27,134
Transfers from loans/leases to OREO and other repossessed assets	1,331	3,489	24,327	29,559

See accompanying notes to consolidated financial statements.

EXHIBIT 99.3 – SUPPLEMENTAL DATA (unaudited)

SELECTED CONSOLIDATED FINANCIAL DATA (corrected)(unaudited)

	2012	2011	2010	2009	2008
	(In thousands, except per share, average share and percentage data)
Consolidated Balance Sheet Data (1)
Total assets (2)	$10,540,542	$8,137,225	$6,445,679	$5,698,318	$5,141,034
Loans held for investment, mortgage finance loans	3,175,272	2,080,081	1,194,209	693,504	496,351
Loans held for investment	6,785,535	5,572,371	4,711,130	4,457,293	4,027,871
Loans held for sale from discontinued operations	302	393	490	586	648
Securities available-for-sale	100,195	143,710	185,424	266,128	378,752
Demand deposits	2,535,375	1,751,944	1,451,307	899,492	587,161
Total deposits	7,440,804	5,556,257	5,455,401	4,120,725	3,333,187
Federal funds purchased	273,179	412,249	283,781	580,519	350,155
Other borrowings	1,673,982	1,355,867	14,106	376,510	930,452
Subordinated notes	111,000	—	—	—	—
Trust preferred subordinated debentures	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	836,242	616,331	528,319	481,360	387,073

Selected Financial Ratios (3)
Asset Quality Ratios
Net charge-offs (recoveries) to average loans	0.07%	0.47%	0.95%	0.41%	0.35%
Net charge-offs (recoveries) to average loans excluding mortgage finance loans	0.10%	0.58%	1.14%	0.46%	0.35%
Reserve for loan losses to loans held for investment	0.75%	0.92%	1.21%	1.32%	1.00%
Reserve for loan losses to loans held for investment excluding mortgage finance loans	1.10%	1.26%	1.52%	1.52%	1.13%
Reserve for loan losses to non-accrual loans	1.3x	1.3x	.6x	.7x	1.0x
Non-accrual loans to loans	0.56%	0.71%	1.90%	1.86%	1.05%
Non-accrual loans to loans excluding mortgage finance loans	0.82%	0.98%	2.38%	2.15%	1.18%
Total NPAs to loans plus OREO	0.72%	1.17%	2.60%	2.38%	1.61%
Total NPAs to loans excluding mortgage finance loans plus OREO	1.06%	1.61%	3.26%	2.74%	1.81%

(1)	The consolidated statement of operating data and consolidated balance sheet data presented above for the five most recent fiscal years ended December 31, have been derived from our audited consolidated financial statements. The historical results are not necessarily indicative of the results to be expected in any future period.
(2)	From continuing operations.
(3)	Mortgage finance loans were previously classified as loans held for sale but have been reclassified as loans held for investment. The indicated ratios are presented with and excluding the mortgage finance loans because the risk profile of our mortgage finance loans is different than our other loans held for investment. No provision for credit losses is allocated to these loans based on the internal risk grade assigned.

Consolidated Daily Average Balances, Average Yields and Rates (corrected)

	2012			2011			2010
	Average Balance	Revenue / Expense(1)	Yield / Rate	Average Balance	Revenue / Expense(1)	Yield / Rate	Average Balance	Revenue / Expense(1)	Yield / Rate
Assets
Securities—Taxable	$90,796	$3,681	4.05%	$123,124	$5,186	4.21%	$183,363	$8,023	4.38%
Securities—Non-taxable(2)	26,579	1,550	5.83%	33,996	1,957	5.76%	39,360	2,243	5.70%
Federal funds sold	11,497	13	0.11%	21,897	37	0.17%	112,716	210	0.19%
Deposits in other banks	61,192	208	0.34%	107,734	352	0.33%	47,365	116	0.24%
Loans held for investment, mortgage finance loans	2,298,651	93,275	4.06%	1,210,954	53,940	4.45%	883,033	41,808	4.73%
Loans held for investment	6,148,860	300,273	4.88%	5,059,134	260,813	5.16%	4,475,668	228,195	5.10%
Less reserve for loan losses	72,087	—	—	67,888	—	—	71,942	—	—

Loans, net	8,375,424	393,548	4.70%	6,202,200	314,753	5.07%	5,286,759	270,003	5.11%

Total earning assets	8,565,488	399,000	4.66%	6,488,951	322,285	4.97%	5,669,563	280,595	4.95%
Cash and other assets	400,472			330,137			281,448

Total assets	$8,965,960			$6,819,088			$5,951,011

Liabilities and stockholders’ equity
Transaction deposits	$752,040	$829	0.11%	$391,100	$195	0.05%	$437,674	$974	0.22%
Savings deposits	2,765,089	8,674	0.31%	2,401,997	7,797	0.32%	2,142,541	15,777	0.74%
Time deposits	530,816	2,775	0.52%	562,654	5,231	0.93%	913,616	11,707	1.28%
Deposits in foreign branches	411,891	1,366	0.33%	490,703	1,727	0.35%	401,155	4,851	1.21%

Total interest bearing deposits	4,459,836	13,644	0.31%	3,846,454	14,950	0.39%	3,894,986	33,309	0.86%
Other borrowings	1,585,723	3,141	0.20%	723,172	1,140	0.16%	280,899	1,155	0.41%
Subordinated notes	30,934	2,037	6.58%	—	—	—	—	—	—
Trust preferred subordinated debentures	113,406	2,756	2.43%	113,406	2,573	2.27%	113,406	3,672	3.24%

Total interest bearing liabilities	6,189,899	21,578	0.35%	4,683,032	18,663	0.40%	4,289,291	38,136	0.89%
Demand deposits	1,984,171			1,515,021			1,116,260
Other liabilities	78,700			52,888			29,492
Stockholders’ equity	713,190			568,147			515,968

Total liabilities and stockholders’ equity	$8,965,960			$6,819,088			$5,951,011